UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2011
WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Switzerland	1-34258	98-0606750
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4-6 Rue Jean-Francois Bartholoni, 1204 Geneva, Switzerland	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)
Telephone number, area code: 41.22.816.1500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBIT
EX-99.1
EX-99.2

Item 2.02.	Results of Operations and Financial Condition
On April 21, 2011, we issued a news release announcing results for the quarter ended March 31, 2011. A copy of the press release is attached as Exhibit 99.1.
On April 21, 2011, following the news release and the filing of this Current Report on Form 8-K, we will hold a conference call at 9:00 a.m. eastern, 8:00 a.m. Central, regarding the quarterly results. This scheduled conference call was previously announced on March 23, 2011 and will be available via real-time webcast.
To access the call please contact the conference call operator at 866-393-8572, or 706-643-6499 for international calls, approximately 10 minutes prior to the scheduled start time, and ask for the Weatherford conference call. The passcode is “Weatherford”. A replay will be available until 5:00 p.m. Central, May 5, 2011. The number for the replay is 800-642-1687, or 706-645-9291 for international calls; passcode 54780896.
An enhanced webcast of the conference call and replay will be provided by Thomson Reuters and will be available through Weatherford’s web site at http://www.weatherford.com. To access the conference call and replay, click on the Investor Relations link and then click on the Enhanced Audio Webcast link.

Item 7.01.	Regulation FD Disclosure
On April 21, 2011, we issued a news release announcing results for the quarter ended March 31, 2011. A copy of the press release is attached as Exhibit 99.1.
In addition, on April 21, 2011 we posted to our website restated reconciliations of GAAP to non-GAAP financial measures. These reconciliations have been restated to correct GAAP amounts to be consistent with amounts reported in our amended 2010 Form 10-K filed on April 14, 2011 and our amended Forms 10-Q for the first, second and third quarters of 2010, also filed on April 14, 2011. This information is attached hereto as Exhibit 99.2. Weatherford’s management believes that certain non-GAAP performance measures and ratios provide users of our financial information with additional meaningful comparisons between current results and the results of prior operating periods. These non-GAAP financial measures are not measures of financial performance under GAAP. Accordingly, they should not be considered as a substitute for operating income, net income, other income or earnings per share prepared in accordance with GAAP.

Item 9.01.	Financial Statements and Exhibits
     (d)      Exhibits

99.1	Press release dated April 21, 2011, announcing results for the quarter ended March 31, 2011

99.2	Restated 2009 and 2010 Reconciliation of GAAP to Non-GAAP Financial Measures

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.

Dated: April 21, 2011	/s/ Andrew P. Becnel Andrew P. Becnel
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBIT

Number	Exhibit
99.1	Press release dated April 21, 2011, announcing earnings for the quarter ended March 31, 2011

99.2	Restated 2009 and 2010 Reconciliation of GAAP to Non-GAAP Financial Measures
.